UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 17, 2026

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange NYSE Texas
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 16, 2027	T 27C	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due June 1, 2030	T 30C	New York Stock Exchange
AT&T Inc. 3.600% Global Notes due August 3, 2030	T 30E	New York Stock Exchange
AT&T Inc. 3.950% Global Notes due April 30, 2031	T 31F	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 3.600% Global Notes due June 1, 2033	T 33A	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 4.150% Global Notes due August 3, 2034	T 34E	New York Stock Exchange
AT&T Inc. 4.300% Global Notes due November 18, 2034	T 34C	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 4.050% Global Notes due June 1, 2037	T 37B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 4.550% Global Notes due August 3, 2038	T 38D	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 5.050% Global Notes due August 3, 2045	T 45B	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T 50A	New York Stock Exchange
AT&T Inc. 7.050% Global Notes due August 3, 2052	T 52	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 17, 2026, AT&T Inc. (“AT&T”) closed its sale of (i) €1,200,000,000 aggregate principal amount of its Floating Rate Global Notes due 2028 (the “Euro Notes”) pursuant to an Underwriting Agreement, dated August 7, 2026 (the “Euro Underwriting Agreement”), between AT&T and Deutsche Bank AG, London Branch, as the Underwriter, and (ii) $1,100,000,000 aggregate principal amount of its Floating Rate Global Notes due 2028 (the “USD Notes” and, together with the Euro Notes, the “Notes”) pursuant to an Underwriting Agreement, dated August 10, 2026 (the “USD Underwriting Agreement” and, together with the Euro Underwriting Agreement, the “Underwriting Agreements”), between AT&T and BNP Paribas Securities Corp., as the Underwriter. The Notes were issued pursuant to that certain Indenture, dated as of May 15, 2013, between AT&T and The Bank of New York Mellon Trust Company, N.A., as Trustee. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a Registration Statement on Form S-3 (No. 333-285413) previously filed with the Securities and Exchange Commission under the Act, as supplemented by (i) a prospectus supplement dated August 7, 2026 relating to the Euro Notes filed by AT&T on August 11, 2026 and (ii) a prospectus supplement dated August 10, 2026 relating to the USD Notes filed by AT&T on August 12, 2026. Copies of the Underwriting Agreements, the forms of Notes and the opinions of the Assistant Vice President – Senior Legal Counsel and Assistant Secretary of AT&T as to the validity of the Notes are filed as exhibits hereto and incorporated herein by reference. AT&T is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

1.1	Euro Underwriting Agreement, dated August 7, 2026

1.2	USD Underwriting Agreement, dated August 10, 2026

4.1	Form of Floating Rate Euro Global Notes due 2028

4.2	Form of Floating Rate USD Global Notes due 2028

5.1	Opinion of Mr. Bryan Hough, Assistant Vice President – Senior Legal Counsel and Assistant Secretary, AT&T Inc., as to the validity of the Euro Notes

5.2	Opinion of Mr. Bryan Hough, Assistant Vice President – Senior Legal Counsel and Assistant Secretary, AT&T Inc., as to the validity of the USD Notes

23.1	Consent of Mr. Bryan Hough, Assistant Vice President – Senior Legal Counsel and Assistant Secretary (included in Exhibit 5.1 and 5.2)

104	The cover page from AT&T Inc.’s Current Report on Form 8-K, formatted in Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: August 17, 2026	By:	/s/ Brett J. Feldman
Brett J. Feldman
Senior Vice President – Investor Relations and Treasurer